Portfolio Director, Portfolio Director 2, Portfolio Director Plus

Prospectus Supplement

The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director

Portfolio Director 2

Portfolio Director Plus

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

December 12, 2002

Please note the following for the Summary section of the prospectus, pages through 13:

Templeton Global Asset Allocation Fund and Janus Adviser Worldwide Fund are available as investment options for tax-deferred variable annuities, under Internal Revenue Code Section 72, and also for ineligible deferred compensation 457(f) plans and for-profit top-hat plans.